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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 2, 2006

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                                   ANSYS, INC.
             (Exact Name of Registrant as Specified in its Charter)

             Delaware                       0-20853               04-3219960
  (State or Other Jurisdiction of        (Commission          (I.R.S. Employer
  Incorporation or Organization)         File Number)        Identification No.)

           275 Technology Drive, Canonsburg, PA                    15317
         (Address of Principal Executive Offices)                (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (724) 746-3304

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 2, 2006, ANSYS, Inc. issued an earnings release announcing its financial results for the third quarter ended September 30, 2006. A copy of the earnings release is attached as Exhibit 99.1

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

          (d) Exhibits

              EXHIBIT
              NUMBER     DESCRIPTION
              -------    -------------------------------------------------------
              99.1       Press Release of the Registrant dated November 2, 2006

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          ANSYS, INC.


Date: November 2, 2006                    By: /s/  MARIA T. SHIELDS
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                                              Maria T. Shields - Chief Financial
                                              Officer, VP of Finance and
                                              Administration

                                              (Ms. Shields is the Principal
                                              Financial and Accounting Officer
                                              and has been duly authorized to
                                              sign on behalf of the Registrant)

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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER     DESCRIPTION OF EXHIBIT
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99.1       Press Release of the Registrant dated November 2, 2006